UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2020
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600, Houston, Texas 77057-2261
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) On November 5, 2020, the Board of Directors ("Board") of Crown Castle International Corp. ("Company") appointed Christopher D. Levendos as Executive Vice President and Chief Operating Officer – Fiber, effective December 1, 2020.

Mr. Levendos, age 53, has served as Vice President – Network Engineering & Operations, responsible for the oversight of the Company's national fiber and small cell infrastructure network, since July 2019. Prior to that time and since joining the Company in June 2018, Mr. Levendos served as Vice President of Fiber Operations. Prior to joining the Company, Mr. Levendos served as Executive Vice President of Field Operations of Frontier Communications Corporation ("Frontier Communications") from July 2017 until joining the Company. Prior to joining Frontier Communications, Mr. Levendos served as an executive at Google Fiber Inc., a subsidiary of Alphabet Inc., and, prior to that, held a number of operating and management roles at Verizon Communications Inc. Mr. Levendos holds a B.A. in History from the State University of New York at Plattsburgh, a Master of Urban Planning degree from New York University and a Master of Telecommunications Management degree from Stevens Institute of Technology.

There are no arrangements or undertakings pursuant to which Mr. Levendos was selected as Executive Vice President and Chief Operating Officer – Fiber. There are no family relationships among any of the Company’s directors or executive officers and Mr. Levendos. There are no related party transactions involving Mr. Levendos that are reportable under Item 404(a) of Regulation S-K.

The details of Mr. Levendos' compensation in connection with his appointment have not been determined as of the date hereof and will be determined by the Board at a later date.

ITEM 7.01 – REGULATION FD DISCLOSURE

On November 9, 2020, the Company issued a press release announcing the appointment of Mr. Levendos as Executive Vice President and Chief Operating Officer – Fiber. The November 9, 2020 press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 9, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Executive Vice President and General Counsel
Date: November 9, 2020